Fair Values of Financial Instruments	12 Months Ended
Dec. 31, 2015
Investments, All Other Investments [Abstract]
Fair Values of Financial Instruments

NOTE 15 – FAIR VALUES OF FINANCIAL INSTRUMENTS

The estimated fair values of recognized financial instruments as of December 31 are as follows:

	2015

(Dollars in thousands)	Carrying Value	Level I	Level II	Level III	Total Fair Value

Financial assets
Cash and cash equivalents	$ 38,272	$38,272	$–	$–	$38,272
Securities available-for-sale	127,969	1,064	126,905	–	127,969
Securities held-to-maturity	33,819	–	34,011	–	34,011
Restricted stock	4,614	4,614	–	–	4,614
Loans held for sale	47	47	–	–	47
Net loans	418,209	–	–	420,181	420,181
Bank-owned life insurance	10,085	10,085	–	–	10,085
Accrued interest receivable	1,513	1,513	–	–	1,513
Mortgage servicing rights	246	–	–	246	246
Financial liabilities
Deposits	$ 525,042	$405,776	$–	$119,867	$525,643
Short-term borrowings	48,598	48,598	–	–	48,598
Other borrowings	13,465	–	–	13,667	13,667
Accrued interest payable	80	80	–	–	80

	2014

(Dollars in thousands)	Carrying Value	Level I	Level II	Level III	Total Fair Value

Financial assets
Cash and cash equivalents	$ 43,923	$43,923	$–	$–	$43,923
Securities available-for-sale	100,108	1,128	98,980	–	100,108
Securities held-to-maturity	38,316	–	38,950	–	38,950
Restricted stock	4,614	4,614	–	–	4,614
Loans held for sale	75	75	–	–	75
Net loans	406,522	–	–	411,168	411,168
Bank-owned life insurance	9,815	9,815	–	–	9,815
Accrued interest receivable	1,329	1,329	–	–	1,329
Mortgage servicing rights	222	–	–	222	222
Financial liabilities
Deposits	$ 500,075	$372,312	$–	$128,445	$500,757
Short-term borrowings	46,627	46,627	–	–	46,627
Other borrowings	14,953	–	–	15,348	15,348
Accrued interest payable	84	84	–	–	84

For purposes of the above disclosures of estimated fair value, the following assumptions are used:

Cash and cash equivalents; Loans held for sale; Accrued interest receivable; Mortgage servicing rights; Short-term borrowings, and Accrued interest payable

The fair value of the above instruments is considered to be carrying value.

Securities

The fair value of securities available-for-sale and securities held-to-maturity which are measured on a recurring basis are determined primarily by obtaining quoted prices on nationally recognized securities exchanges or matrix pricing, which is a mathematical technique used widely in the industry to value debt securities without relying exclusively on quoted prices for the specific securities but rather by relying on securities’ relationship to other similar securities. Classified as Level I or Level II in the fair value hierarchy.

Net loans

The fair value for loans is estimated by discounting future cash flows using current market inputs at which loans with similar terms and qualities would be made to borrowers of similar credit quality. Where quoted market prices were available, primarily for certain residential mortgage loans, such market rates were utilized as estimates for fair value. Fair value of non-accrual loans is based on carrying value, classified as Level III.

Bank-owned life insurance

The carrying amount of bank-owned life insurance is based on the cash surrender value of the policies and is a reasonable estimate of fair value, classified as Level I.

Restricted stock

Restricted stock includes FHLB Stock and Federal Reserve Bank Stock. It is not practicable to determine the fair value of regulatory equity securities due to restrictions placed on their transferability. Fair value is based on carrying value, classified as Level II.

Deposits

The fair value of certificates of deposit is based on the discounted value of contractual cash flows. The discount rates are estimated using market rates currently offered for similar instruments with similar remaining maturities, resulting in a Level III classification. Demand, savings and money market deposit accounts are valued at the amount payable on demand as of quarter end, resulting in a Level I classification.

Other borrowings

The fair value of FHLB advances are estimated using a discounted cash flow analysis based on the current borrowing rates for similar types of borrowings, resulting in a Level III classification.

The Company also had unrecognized financial instruments at December 31, 2015 and 2014. These financial instruments relate to commitments to extend credit and letters of credit. The aggregated contract amount of such financial instruments was approximately $138.2 million at December 31, 2015 and $128.2 million at December 31, 2014. Such amounts are also considered to be the estimated fair values.

The fair value estimates of financial instruments are made at a specific point in time based on relevant market information. These estimates do not reflect any premium or discount that could result from offering for sale at one time the entire holdings of a particular financial instrument over the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. Since no ready market exists for a significant portion of the financial instruments, fair value estimates are largely based on judgments after considering such factors as future expected credit losses, current economic conditions, risk characteristics of various financial instruments and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates.